Stamford Industrial Group, Inc.

Building a Global Diversified Industrial Company

September 2008

One Landmark Square, 21st Floor

Stamford, CT 06901

Forward-Looking Statement

This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Risk factors that could cause actual results to differ materially from these forward-looking statements can be found in Stamford Industrial Group, Inc.'s recent SEC filings. These filings may be obtained at our website at www.stamfordig.com or the Securities and Exchange Commission's website at www.sec.gov. The forward-looking statements contained in this presentation speak only as of the date of this presentation, and we have no obligation to update publicly or revise any of these forward-looking statements. This presentation includes references to "non-GAAP" measures. We have provided reconciliations of these measures to the most directly comparable GAAP financial measure. The non-GAAP financial measures included in this presentation should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in this presentation and SIG's filings made with the Securities and Exchange Commission.

Stamford Industrial Group Overview



Strategic Vision – Build a global diversified portfolio of industrial businesses focused on niche engineered products and components

Initial SIG Platform

- Concord Steel – Leading manufacturer of steel counterweights
- Recent history of superior financial results
- $115 million of NOL's augment cash flow

Kanders & Co. Strategic Relationship

- Track record of building public companies
- History of accessing capital markets
- Access to deal flow

Leadership Team

- Seasoned management team with record of M&A and organic growth
- Execution of growth strategy at Concord since acquisition
- Operational experience for margin enhancement
- Team building

Company History

STAMFORD INDUSTRIAL GROUP

2004	January – Kanders proposes an investment in Net Perceptions to pursue asset redeployment strategy and preserve $120 million of tax loss carry-forwards
	April - Kanders' affiliate purchases note convertible into approximately 19.9% of the Company's common stock
2006	October – Acquisition of Concord Steel
2007	July – Company renamed Stamford Industrial Group (SIG) reflecting strategic direction
2008	Q1 - Record revenues of $32.8m
	Q2 – Record revenues and EBITDA of $42.2m and $7.8m; full year guidance increased
	Expects to pursue SIG listing on national stock exchange

SIG Strategic Vision

STAMFORD INDUSTRIAL GROUP

Acquisition Focused	$1.0 Billion Revenue Target in 7-10 Years

Acquisition Target Characteristics

Markets	Businesses
- Solid macro conditions - Niche products - Fragmented competition	- Undermanaged - Process weakness - Solid market position

Weather Market Cycles	Defensible Businesses	Higher Margins

Solid Cash on Cash and Equity Returns

Acquisition Criteria

Acquisition Target Criteria	
Target End Markets	**Target Characteristics**
- Oil and Gas	- Highly engineered products or components
- Power Transmission and Distribution	- Defensible product and market positions
- Transportation	- Significant share in niche, fragmented markets
- Aerospace	- Solid and sustainable free cash flow
- Defense	- Organic growth opportunities
- Medical	- Ability to improve operational performance
- Infrastructure Development	- Tuck-in acquisitions
	- $5.0 - $25.0 million of EBITDA

SIG Value Creation Model



Sales Growth
Return
ROE
ORGANIC GROWTH
ACQUISITIONS
INCREMENTAL EARNINGS GROWTH
EPS GROWTH
RETURN ON INVESTED CAPITAL
OPERATIONAL EXPERTISE
REINVEST
FREE CASH FLOW
REDUCE DEBT

Concord Steel – Adding Value through Organic Growth

STAMFORD INDUSTRIAL GROUP





Concord Weakness	SIG Solution	Results
Single leader, needing functional support	Team building with functional leadership to support growth	Management team capacity to develop and execute on plans
Passive "Taking orders" sales and marketing approach	Restructured to actively indentify new markets and customers	Added new customers in existing and new end markets
Capacity constrained manufacturing	Invested capital to open new manufacturing site	Increased capacity by 50%; ability to target new customers geographically

Concord Steel – Adding Value through Operational Expertise



Concord Weakness	SIG Solution	Results
Minimal business and system processes	Implemented new IT system, SARBOX compliant, standard processes	Improved communication and decision making between functional areas
Suboptimal manufacturing operation layout and processes	Lean manufacturing and other process improvement actions	Fewer set-ups, more consistent product quality, lower inventory levels
Reactive approach to issues, minimal data available or used	Proactive fact based approach to problem solving	Better able to forecast steel cost movements and take pricing actions as needed

Deal Pipeline Activity

STAMFORD INDUSTRIAL GROUP

	2007 - 2008	# Deals
• Read CIM/ Reviewed Deal • Business Thesis	“Is deal a strategic fit?”	≈100
• Financial Model • ROE & ROIC • 1st Round Bid	“Are economics good?”	≈20
• Management Meeting • 2nd Round Bid	“Is story credible?”	≈10

SIG Leadership Team

Warren B. Kanders **Non-Executive Chairman**	• President, Kanders & Company • Former Chairman & CEO, Armor Holdings • Director, Highlands Acquisition Corp • Executive Chairman, Clarus Corporation • Co-Founder, Benson Eyecare • Trustee, Choate Rosemary Hall Foundation • B.A. Brown University, 1979
Albert W. Weggeman **President & CEO**	• Interim President, Tyden Group • President, GE – Midwest Electric • COO, Key Components • M&A, Marketing, Operations for GE, ABB, Norton (St. Gobain) • M.B.A. Kellogg School of Management
Jonathan LaBarre **CFO**	• 14 Years of industrial manufacturing experience • Senior Finance Manager, Terex • Finance leadership positions, United Technologies • Finance leadership positions, The Stanley Works • CPA • M.B.A. Western New England College
Michael Androutsos, CFA **Director, Corporate Development**	• 7 Years of M&A and Financial experience • Senior Manager, Business Development Honeywell • Degree in Mechanical Engineering • CFA charter holder • M.B.A. Marshall School of Business, University of Southern California(USC)

Concord Steel Overview

STAMFORD INDUSTRIAL GROUP

- Leading manufacturer of steel counterweights and structural weldments
- Commercial and industrial construction equipment, other heavy vehicle applications
- Tied to infrastructure growth
- Defensible business model
    - Steel supply chain access
    - Minimal off-shoring risk
    - Start-up costs
    - Customer proximity
    - Customers focused on multinational channels

2007 Revenue by Product Usage


Other 20%
AWP 47%
Elevator 11%
Cranes 22%





Concord Products and Applications

Steel counterweights utilized in industrial and commercial applications to provide stability and balance for equipment operation

Profile Cut

- Counterweights or weldment components integrated into aerial work platforms, material telehandlers and elevator OEMs.

Stack and Weld

- Steels block of various shapes welded together to create the fabricated end-product, typically in cranes and heavy vehicles

Box Enclosures

- Fabricated and welded boxes, typically for crane OEMs







Concord Steel Customers

STAMFORD INDUSTRIAL GROUP

GROVE

JLG

Manitowoc

RYERSON. THE STRENGTH IN METAL

CATERPILLAR®

Schindler

TEREX.

OTIS

OLYMPIC STEEL

FMC Technologies

FUJITEC

NACCO MATERIALS HANDLING GROUP

TUG TECHNOLOGIES CORPORATION

ThyssenKrupp

GRADALL®

Financial Summary

STAMFORD
INDUSTRIAL GROUP

Net Sales


($'s MM)
26% CAGR
$64
$86
$111
$129
$130-140
2005
2006
2007
2008 June LTM
2008 (G)

Adjusted EBITDA


($'s MM)
23% CAGR
$8
$13
$11
$15
$11
2005
2006
2007
2008 June LTM
2008 1H

Significant Top and Bottom-Line Growth

G – Guidance.

LTM (last twelve months) - includes amounts compiled from the Company's consolidated financial information for the six months ended June 30, 2008 (unaudited) and amounts compiled from the Company's year ended December 31, 2007 (audited), excluding amounts compiled from the Company's consolidated financial information for the six months ended June 30, 2007 (unaudited).

Adjusted EBITDA - Earnings before interest, taxes, depreciation and amortization, deferred stock-based compensation, incentive compensation, other expense and related party stock and cash fees.

CAGR – Compound Annual Growth Rate is the year over year growth rate from 1/1/05 to 6/30/08 calculated as follows: ((ending value/beginning value) ^ (1/years) -1).

Note: refer to page 21 for reconciliations of non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Significant Margin Expansion


($'s MM)
32% CAGR
$11
$17
$18
$25
$17
2005
2006
2007
2008 June LTM
2008 1H

Gross Margins


17%
21%
16%
19%
17%
26%
2005
2006
2007
2008 June LTM
Q1 '08
Q2 '08

Enhanced Profitability and Funded Business Infrastructure

LTM (last twelve months) - includes amounts complied from the Company's consolidated financial information for the six months ended June 30, 2008 (unaudited) and amounts complied from the Company's year ended December 31, 2007 (audited), excluding amounts compiled from the Company's consolidated financial information for the six months ended June 30, 2007 (unaudited).

CAGR – Compound Annual Growth Rate is the year over year growth rate from 1/1/05 to 6/30/08 calculated as follows: ((ending value/beginning value) ^ (1/years) -1).

Note: refer to page 21 for reconciliations of non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP.

2008 Guidance

STAMFORD INDUSTRIAL GROUP

DEPS – Book*


$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.06
$0.06-0.08
$0.15-0.19
$0.14
2007 Actual
March 2008 (G)
Aug 2008 (G)
2008 1H

DEPS – Cash*


$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.14
$0.13-0.15
$0.23-0.27
$0.18
2007 Actual
March 2008 (G)
Aug 2008 (G)
2008 1H

* Diluted EPS- Book earnings excludes Deferred Tax Asset Allowance reversal
* Diluted EPS- Cash earnings is before non-cash benefits and expenses
G - Guidance

Note: refer to page 21 for reconciliations of non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Solid Balance Sheet

STAMFORD INDUSTRIAL GROUP

($ in MM's)	As of June 30, 2008	As of December 31, 2007
Cash	$0.5	$1.2
Net Working Capital	$15.3	$6.7
Total Debt	$29.8	$30.8
LTM EBITDA	$13.0	$7.8
Debt/EBITDA	2.3x	3.9x
Deferred Tax Assets	$39.5	$8.1
Equity	$57.9	$19.6

EBITDA - Earnings before interest, taxes, depreciation and amortization

LTM (last twelve months) - includes amounts complied from the Company's consolidated financial information for the six months ended June 30, 2008 (unaudited) and amounts complied from the Company's year ended December 31, 2007 (audited), excluding amounts compiled from the Company's consolidated financial information for the six months ended June 30, 2007 (unaudited).

Note: refer to page 21 for reconciliations of non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Summary



- Strategic Relationship – Kanders & Co.
- Strong Leadership Team with Operating Experience
- Strong Platform in Concord Steel
- M&A and Business Integration Experience
- Access to Financing for Acquisitions
- Focus on Creation of Shareholder Value
- Board and Management Alignment with Shareholders

Appendix

Reconciliations

STAMFORD
INDUSTRIAL GROUP

in US$ millions	2007				2008		2005	2006	2007	Q1 '08	Q2 '08
	Q1	Q2	Q3	Q4	Q1	Q2	FY	FY	FY	LTM	LTM
Revenues	$ 28	$ 28	$ 28	$ 26	$ 33	$ 42	$ 64	$ 86	$ 111	$ 116	$ 129
Growth%	11.9%	1.4%	-0.3%	-6.5%	24.0%	29.1%		33.1%	29.2%	4.3%	12.0%
COGS	$ 23	$ 24	$ 23	$ 23	$ 27	$ 31	$ 54	$ 68	$ 93	$ 97	$ 105
Gross Margin	$ 5	$ 4	$ 5	$ 3	$ 6	$ 11	$ 11	$ 18	$ 18	$ 18	$ 25
GM%	19.1%	15.6%	18.1%	11.3%	17.0%	26.2%	16.6%	20.5%	16.1%	15.6%	19.1%
Total Operating Expenses	$ 3	$ 3	$ 3	$ 2	$ 3	$ 5	$ 3	$ 14	$ 12	$ 12	$ 14
% of Sales	11.6%	9.9%	12.2%	8.7%	10.1%	11.1%	4.4%	16.4%	10.6%	10.2%	10.6%
Operating Income (EBIT)	$ 2	$ 2	$ 2	$ 1	$ 2	$ 6	$ 8	$ 3	$ 6	$ 6	$ 11
Op. Income%	7.6%	5.7%	5.9%	2.6%	6.9%	15.1%	12.2%	4.0%	5.5%	5.4%	8.5%
Depreciation & Amortization	$ 0	$ 0	$ 0	$ 1	$ 1	$ 1	$ 0	$ 1	$ 2	$ 2	$ 2
EBITDA	$ 2	$ 2	$ 2	$ 1	$ 3	$ 7	$ 8	$ 4	$ 8	$ 8	$ 13
EBITDA%	8.8%	7.2%	7.4%	4.8%	8.5%	16.4%	12.9%	5.0%	7.1%	7.1%	10.1%
Deferred stock-based compensation	1	1	1	(0)	0	0	-	0	2	1	1
Incentive compensation	0	0	0	(0)	0	0	-	0	0	0	0
Related party stock fee	0	0	0	0	0	0	-	8	1	1	1
Related party cash fee	0	0	0	0	0	0	-	0	1	1	1
Adjusted EBITDA	$ 4	$ 3	$ 3	$ 1	$ 3	$ 8	$ 8	$ 13	$ 11	$ 11	$ 15
EBITDA%	12.6%	10.9%	10.6%	4.0%	10.6%	18.4%	12.9%	14.7%	9.6%	9.2%	11.8%

2005 results consist of Concord Steel as "Predecessor" prior to acquisition.

2006 results consist of SIG and Predecessor "Combined".

2007 results on consolidated basis

Q1 '08 LTM - includes amounts complied from the Company's consolidated financial information for the three months ended March 31, 2008 (unaudited) and amounts complied from the Company's year ended December 31, 2007 (audited), excluding amounts compiled from the Company's consolidated financial information for the three months ended March 31, 2007 (unaudited).

Q2 '08 LTM - includes amounts complied from the Company's consolidated financial information for the six months ended June 30, 2008 (unaudited) and amounts complied from the Company's year ended December 31, 2007 (audited), excluding amounts compiled from the Company's consolidated financial information for the six months ended June 30, 2007 (unaudited).

Revenue CAGR = (129/64) ^(1/3)-1 ; **Gross Margin CAGR** = (25/11)^(1/3)-1 ; **EBITDA CAGR** = (15/8)^(1/3)-1

Kanders & Company

STAMFORD INDUSTRIAL GROUP

- Private investment group controlled by Warren B. Kanders with history of utilizing private equity approach to building public companies in diverse array of industries.
- Consistent themes:
  - Long term investment horizon
  - Growth through organic growth and targeted acquisitions
  - Access to capital markets
- Current and former portfolio companies include:
  - Armor Holdings (Former NYSE: AH)
  - Clarus Corporation (OTC: CLRS)
  - Highlands Acquisition Corp (Amex: HIA.U)
  - Stamford Industrial Group, Inc. (OTC: STMF.PK)
  - Langer Inc. (Nasdaq: GAIT)
  - Benson Eyecare, Inc. (Former NYSE: EYE)
  - ImClone Systems Incorporated (Nasdaq: IMCL)
  - UK Betting plc (Former London AIM: UKB.L)

Contacts

Al Weggeman

CEO

aweggeman@stamfordig.com

(203) 428-2201

Jon LaBarre

CFO

jlabarre@stamfordig.com

(203) 428-2202

Michael Androutsos, CFA

Director of Corporate Development

mandroutsos@stamfordig.com

(203) 428-2209